UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date  of  Report  (Date of earliest event reported): September 25, 1997



                          STEWART ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

           LOUISIANA               0-19508               72-0693290
   (State or other jurisdiction    (Commission        (I.R.S. Employer
        of incorporation)          File Number)       Identification No.)



                      110 Veterans Memorial Boulevard
                         Metairie, Louisiana  70005
             (Address of principal executive offices) (Zip Code)



                                (504) 837-5880
             (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)






Item 5.  Other Events

     The Company changed the following accounting principles effective November 1, 1996:

   (a) The Company now defers a portion of the earnings realized by irrevocable prearranged funeral trust funds and escrow accounts in order to offset the estimated effects of inflation on the future cost of performing prearranged funeral services. Earnings realized in excess of those deferred are recognized on a current basis, except in those jurisdictions where earnings revert to a customer if a prearranged funeral service contract is canceled. Previously, all such earnings were recognized as realized.

   (b) The Company now records all revenues and costs attributable to prearranged sales of cemetery interment rights and related products when customer contracts are signed. Allowances for customer cancellations and refunds are provided at the date of sale based upon historical experience. Previously, such sales generally were deferred under accounting principles prescribed for sales of real estate. Under the Company's application of this method of accounting for sales of real estate, revenues and costs were deferred until 20% of the contract amount had been collected.

   (c) The Company now records revenue and related costs attributable to cemetery burial site openings and closings at the time of sale. Previously, such sales were deferred until delivery.

   The accounting changes were made principally for the following reasons:

   (a) A portion of funeral trust earnings and increasing benefits under insurance contracts is intended to cover increases in the future costs of providing price guaranteed funeral services. The Company believes that deferring such earnings to the extent of the increased costs of the services to be provided will better match revenues and costs because the total funds available to satisfy the contract (principal and deferred earnings) will be included in revenues with concurrent recognition of all costs related to performance of the service when the funeral service is performed.

   (b) The cemetery accounting methods have been adopted because all significant obligations of the Company, including delivery of products and opening and closing the burial site, have been satisfied in the period the contract is signed. Related costs are provided based on actual costs incurred, firm commitments or reliable estimates. Historical experience is the basis for making appropriate allowances for customer cancellations and will be adjusted when required.

   The cumulative effect of these changes on prior years resulted in a decrease in net earnings for the nine months ended July 31, 1997 of $2.3 million (net of a $2.2 million income tax benefit), or $.05 per share. The effect of the change in accounting principles resulted in an increase in net earnings of $1.9 million, or $.04 per share, for the three months ended July 31, 1997, and $2.3 million, or $.05 per share, for the nine months ended July 31, 1997.

   The following statements of earnings for fiscal year 1996 periods, for the three months ended January 31, 1997 and April 30, 1997, and for the six months ended April 30, 1997 are presented on a pro forma basis to reflect the changes in the Company's accounting methods, as if such methods had been in effect during all prior periods.



                                STEWART ENTERPRISES, INC.
                                     AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                       (Unaudited)
                     (Dollars in thousands, except per share amounts)



                                          Three Months      Three Months       Six Months
                                               Ended           Ended             Ended
                                         January 31, 1996   April 30, 1996    April 30, 1996
Revenues:                                ----------------   --------------    --------------
  Funeral...........................         $ 51,497        $ 53,360          $104,857
  Cemetery..........................           51,715          54,464           106,179
                                             ---------       ---------         ---------
                                              103,212         107,824           211,036
                                             ---------       ---------         ---------

Costs and Expenses:
Funeral...........................             36,369          37,333            73,702
Cemetery..........................             38,330          41,417            79,747
                                             ---------       ---------         ---------
                                               74,699          78,750           153,449
                                             ---------       ---------         ---------
                                               28,513          29,074            57,587

Corporate general and administrative
expenses.............................           2,950           3,315             6,265
                                             ---------       ---------         ---------
Operating earnings.....................        25,563          25,759            51,322
Interest expense.......................        (6,204)         (5,818)          (12,022)
Investment and other income............           551             856             1,407
                                             ---------       ---------         ---------
  Earnings before income taxes.........        19,910          20,797            40,707
Income taxes...........................         7,466           7,799            15,265
                                             ---------       ---------         ---------
  Net earnings.........................      $ 12,444        $ 12,998          $ 25,442
                                             =========       =========         =========

  Earnings per common share............      $    .30  expenses:
   Funeral..........................          46,405             47,370            93,775
   Cemetery.........................          41,010             41,892            82,902
                                            --------           --------          --------
                                              87,415             89,262           176,677
                                            -------            --------          --------
                                              35,297             38,860            74,157
Corporate general and administrative
expenses............................           3,855              3,181             7,036
                                            --------           --------          --------
    Operating earnings..............          31,442             35,679            67,121
Interest expense....................          (8,962)           (10,071)          (19,033)
Investment and other income.........             785                781             1,566
                                            --------           --------          --------
    Earnings before income taxes....          23,265             26,389            49,654
Income taxes........................           8,258              9,121            17,379
                                            --------           --------          --------
    Net earnings....................        $ 15,007 (1)       $ 17,268          $ 32,275 (1)
                                            ========           ========          ========

    Earnings per common share.......        $    .36 (1)       $    .41          $    .77 (1)
                                            ========           ========          ========

Weighted average common shares
outstanding
    (in thousands)..................          41,853             42,161            42,005
                                            ========           ========          ========



            (1) Excludes the cumulative effect of the change in accounting principles on prior years, which resulted in a decrease in net earnings of $2,324 (net of a $2,230 income tax benefit), or $.06 per share.



                                 STEWART ENTERPRISES, INC.
                                     AND SUBSIDIARIES

                           CONSOLIDATED STATEMENTS OF EARNINGS
                                       (Unaudited)
                     (Dollars in thousands, except per share amounts)



                                                 Three Months      Nine Months
                                                    Ended             Ended
                                                 July 31, 1997    July 31, 1997
                                                 -------------    -------------
                                                         (As Reported)

Revenues:
   Funeral....................................     $ 75,350          $211,539
   Cemetery...................................       64,196           178,841
                                                 -------------    -------------
                                                    139,546           390,380
                                                 -------------    -------------
Costs and expenses:
   Funeral....................................       52,559           146,334
   Cemetery...................................       45,481           128,383
                                                 -------------    -------------
                                                     98,040           274,717
                                                 -------------    -------------
                                                     41,506           115,663
Corporate general and
 administrative expenses......................        3,423            10,459
                                                 -------------    -------------
   Operating earnings.........................       38,083           105,204
Interest expense..............................      (10,132)          (29,165)
Investment and other income...................          756             2,322
                                                 -------------    -------------
   Earnings before income taxes...............       28,707            78,361
Income taxes..................................        9,656            27,035
                                                 -------------    -------------
   Net earnings...............................     $ 19,051          $ 51,326(1)
                                                 =============    ==============

   Earnings per common share..................     $    .42          $   1.19(1)
                                                 =============    ==============

Weighted average common shares outstanding
   (in thousands).............................       44,826            42,955
                                                 =============    ==============



(1) Excludes the cumulative effect of the change in accounting principles on prior years, which resulted in a decrease in net earnings of $2,324 (net of a $2,230 income tax benefit), or $.05 per share.




                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       STEWART ENTERPRISES, INC.




September 25, 1997                     /s/  KENNETH C. BUDDE
                                       --------------------------
                                       Kenneth C. Budde
                                       Senior Vice President-Finance
                                       Secretary and Treasurer
                                       (Principal Accounting Officer)